================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
                                             September 29, 1998 (June 19, 1998)
                                             ----------------------------------


                              GLIMCHER REALTY TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Maryland                         1-12482               31-1390518
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF          (COMMISSION         (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)           FILE NUMBER)        IDENTIFICATION NO.)


        20 South Third Street, Columbus, Ohio                       43215
--------------------------------------------------------------------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

Registrant's telephone number, including area code (614) 621-9000
                                                   -----------------------------

--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


================================================================================

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.


             On September 15, 1998, Glimcher Lloyd Venture, LLC, a Delaware limited liability company of which the managing member is a wholly owned subsidiary of Glimcher Realty Trust (the "Company") and of which the only other member is Glimcher Properties Limited Partnership (the "Operating Partnership") acquired Lloyd Center Mall ("Lloyd") from SI-Lloyd Associates Limited Partnership and LGM Partners. Lloyd is located in Portland, Oregon and contains approximately 1.5 million square feet of gross leasable area. The purchase price for Lloyd was approximately $166.8 million and was paid in cash. The funds to pay the purchase price were obtained from the proceeds of (i) a loan of $130.0 million made by Archon Financial, L.P., secured by a first mortgage lien on Lloyd, bearing interest at the rate of LIBOR (approximately 5.59% at September 15, 1998), plus 125 basis points per annum with a maturity in October 2001, (ii) a bridge loan of $10.0 million, bearing interest at the rate of LIBOR (approximately 5.59% at September 15, 1998), plus 550 basis points per annum with a maturity in November 1998 and (iii) the borrowing of approximately $36.8 million under the Operating Partnership's credit facility which currently bears interest at a rate of LIBOR plus 160 basis points per annum.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Included herewith are the following financial statements of Lloyd (and the Independent Accountants' Report thereon).

             - Statement of Revenues and Certain Expenses for the year ended December 31, 1997 and the six months ended June 30, 1998.

        (b)  Pro Forma Financial Information

             Included herewith are an unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1998, and the unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 1998 and the year ended December 31, 1997, for Glimcher Realty Trust.

        (c)  Exhibits

             10.1 Promissory Note dated as of September 15, 1998 issued by Glimcher Lloyd Venture, LLC, in the amount of one hundred thirty million dollars ($130,000,000).

10.2 Fee And Leasehold Deed Of Trust, Security Agreement, Assignment Of Leases And Rents And Fixture Filing by Glimcher Lloyd Venture, LLC, to Chicago Title Insurance Company of Oregon, as Trustee, and Archon Financial, L.P., as Beneficiary, dated as of September 15, 1998.

             23.   Consent of Independent Accountants

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 29, 1998


                               GLIMCHER REALTY TRUST

                               By: /s/ William G. Cornely
                                   ---------------------------------------------
                                   William G. Cornely,
                                   Senior Executive Vice President, Chief
                                   Operating Officer and Chief Financial Officer

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees
  and Shareholders of
Glimcher Realty Trust


         We have audited the statement of revenues and certain expenses of Lloyd Center Mall for the year ended December 31, 1997. This financial statement is the responsibility of Lloyd Center Mall's management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement of revenues and certain expenses, as described in Note 1, was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Glimcher Realty Trust. The statement of revenues and certain expenses is not intended to be a complete presentation of Lloyd Center Mall's revenues and expenses.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 of Lloyd Center Mall for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                  COOPERS  & LYBRAND L.L.P.


Columbus, Ohio
May 27, 1998

                                    LLOYD CENTER MALL

                       STATEMENT OF REVENUES AND CERTAIN EXPENSES
                    FOR THE YEAR ENDED DECEMBER 31, 1997 AND THE SIX
                         MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
                                 (DOLLARS IN THOUSANDS)
                                                                           SIX MONTHS
                                                            YEAR ENDED       ENDED
                                                           DECEMBER 31,     JUNE 30,
                                                               1997           1998
                                                           ------------    -----------
                                                                           (UNAUDITED)
Revenues:
   Minimum rents .....................................        $12,808        $ 6,631
   Percentage rents ..................................          1,740            214
   Tenant recoveries .................................          6,820          3,668
   Other .............................................          1,889            767
                                                              -------        -------
                                                               23,257         11,280
                                                              -------        -------

Certain expenses:
   Real estate taxes .................................          2,262          1,118
   Recoverable operating expenses ....................          5,498          2,970
   Other operating expenses ..........................          1,308            475
                                                              -------        -------
                                                                9,068          4,563
                                                              -------        -------

         Revenues in excess of certain expenses.......        $14,189        $ 6,717
                                                              =======        =======

     The accompanying notes are an integral part of the financial statement.

                                LLOYD CENTER MALL
             NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

1.       BUSINESS AND BASIS OF PRESENTATION

         The accompanying financial statement is not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred in the proposed future operations of Lloyd Center Mall, ("Lloyd"), have been excluded. Management of Lloyd is not aware of any material factors relating to Lloyd that would cause the reported financial information not to be indicative of future operating results. Expenses excluded consist of interest, depreciation and amortization, management fees and other costs not directly related to the future operations of Lloyd.

         The preparation of the financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions. For example, estimates are used to establish tenant recoveries, rents, property operating expenses, real estate taxes and provisions for accounts receivable. Actual results could differ from those estimates.

         The accompanying interim unaudited statement of revenues and certain expenses for the six months ended June 30, 1998, has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments consisting only of normal recurring adjustments, necessary to present fairly the statement of revenues and certain expenses of Lloyd for the six months ended June 30, 1998, have been included. The results of operations for interim periods are not necessarily indicative of the results for the full year.

2.       OPERATING LEASES

         Minimum rents contain straight-line adjustments for rental revenue in accordance with generally accepted accounting principles. The net rental revenue increase resulting from straight-line adjustments for the year ended December 31, 1997 was $113. No rental payments from individual tenants represented 10% or more of the total rents for any period presented.

         Lloyd provides for doubtful accounts representing that portion of accounts receivable which is estimated to be uncollectible and has provided $32 for the year ended December 31, 1997, in other operating expenses.

         Lloyd is leased to tenants under operating leases with expiration dates extending to the year 2017. Future minimum rents do not include amounts which may be received from certain tenants based upon a percentage of their gross sales or as a reimbursement of operating expense. Future minimum rents under non-cancelable leases for the year ending December 31, are approximately as follows:

                    1998..................................   $12,632
                    1999..................................    12,523
                    2000..................................    12,051
                    2001..................................     8,589
                    2002..................................     5,995
                  Thereafter..............................    19,370
                                                             -------
                                                             $71,160
                                                             =======

                                                        GLIMCHER REALTY TRUST
                                                PRO FORMA CONSOLIDATED BALANCE SHEET
                                                         AS OF JUNE 30, 1998
                                                             (UNAUDITED)
                                     (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PAR VALUE AMOUNTS)

                                                               ASSETS
                                                                                                                        GLIMCHER
                                                                                    GLIMCHER                           REALTY TRUST
                                                                                     REALTY                            CONSOLIDATED
                                                                                     TRUST          ADJUSTMENTS         PRO FORMA
                                                                                     -----          -----------         ---------
                                                                                      (A)
Investment in real estate:
  Land ......................................................................      $  105,357         $ 51,918 (B)      $  157,275
  Buildings, improvements and equipment .....................................       1,027,629          116,431 (B)       1,144,060
  Developments in progress:
     Land ...................................................................           5,608                                5,608
     Developments ...........................................................           4,710                                4,710
                                                                                   ----------         --------          ----------
                                                                                    1,143,304          168,349          1,311,653
  Less accumulated depreciation .............................................         119,816                              119,816
                                                                                   ----------         --------          ----------
     Net investment in real estate ..........................................       1,023,488          168,349           1,191,837
Cash and cash equivalents ...................................................           1,624                                1,624
Cash in escrow ..............................................................           6,303            2,747 (C)           9,050
Investment in and advances to unconsolidated entities .......................         209,177                              209,177
Tenant accounts receivable, net .............................................          25,298                               25,298
Deferred expenses, net ......................................................           8,702            1,686 (C)          10,388
Prepaid and other assets ....................................................          17,721               35 (B)          17,756
                                                                                   ----------         --------          ----------
                                                                                   $1,292,313         $172,817          $1,465,130
                                                                                   ==========         ========          ==========

                                                LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable ......................................................     $   576,354         $130,000 (C)      $  706,354
Notes payable ...............................................................         145,918           41,619 (C)         187,537
Accounts payable and accrued expenses .......................................          24,414            1,198 (B)          25,612
Distributions payable .......................................................          17,719                               17,719
                                                                                   ----------         --------          ----------
                                                                                      764,405          172,817             937,222
Commitments and contingencies

Minority interest in operating partnership ..................................          34,916                               34,916

Redeemable preferred shares:
    Series A-1 and Series D convertible preferred shares of beneficial interest, $0.01 par value, 90,000 shares issued and outstanding
     as of June 30, 1998 and December 31, 1997, respectively ................          90,000                               90,000

Shareholders' equity:
    Series B cumulative redeemable preferred shares of beneficial
     interest, $0.01 par value, 5,118,000 shares issued and outstanding......         127,950                              127,950
    Common shares of beneficial interest $0.01 par value, 23,695,247 and
     23,669,960 shares issued and outstanding as of June 30, 1998 and
     December 31, 1997, respectively ........................................             237                                  237
  Additional paid-in capital ................................................         353,037                              353,037
  Distributions in excess of accumulated earnings ...........................         (78,232)                             (78,232)
                                                                                   ----------         --------          ----------
                                                                                   $1,292,313         $172,817          $1,465,130
                                                                                   ==========         ========          ==========

              The accompanying notes are an integral part of these
                  pro forma consolidated financial statements.

                                               GLIMCHER REALTY TRUST

                                  PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                      FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                                    (UNAUDITED)
                                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                                                                       GLIMCHER
                                                          GLIMCHER                                   REALTY TRUST
                                                           REALTY                                    CONSOLIDATED
                                                            TRUST      LLOYD        ADJUSTMENTS       PRO FORMA
                                                            -----      ------       -----------       ---------
                                                             (A)        (B)
Revenues:
     Minimum rents.....................................    $59,892     $6,631                          $66,523
     Percentage rents..................................      1,841        214                            2,055
     Tenant recoveries.................................     14,802      3,668                           18,470
     Other.............................................      3,319        767                            4,086
                                                           -------     ------                          -------
       Total revenues..................................     79,854     11,280                           91,134
                                                           -------     ------                          -------
Operating expenses:
     Real estate taxes.................................      7,360      1,118                            8,478
    Recoverable operating expenses.....................      8,942      2,970                           11,912
                                                           -------     ------                          -------
                                                            16,302      4,088                           20,390
    Other operating expenses                                 1,388        475                            1,863
                                                           -------     ------                          -------
       Total operating expenses........................     17,690      4,563                           22,253
                                                           -------     ------                          -------

Depreciation and amortization..........................     16,355                   $ 1,736 (C)        18,091
General and administrative.............................      4,508                                       4,508
Gain on sales of property/outparcels...................
Interest income........................................      1,234                                       1,234
Interest expense.......................................     20,197                     6,251 (D)        26,448
Equity in income (loss) of unconsolidated entities.....     (1,155)                                     (1,155)
Minority interest in operating partnership.............      1,270                      (142)(E)         1,128
                                                           -------     ------        -------           -------
       Net income......................................     19,913      6,717         (7,845)           18,785
Preferred stock dividends..............................      9,802                                       9,802
                                                           -------     ------        -------           -------
       Net income available to common shareholders.....    $10,111     $6,717        $(7,845)          $ 8,983
                                                           =======     ======        =======           =======

Earnings per share diluted.............................    $  0.43                                     $  0.38 (F)
                                                           =======                                     =======

Cash distributions declared per common share of
    beneficial interest................................    $0.9616                                     $0.9616
                                                           =======                                     =======

              The accompanying notes are an integral part of these
                  pro forma consolidated financial statements.

                                              GLIMCHER REALTY TRUST
                                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                                   (UNAUDITED)
                                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                                                                    GLIMCHER
                                                          GLIMCHER                                REALTY TRUST
                                                           REALTY                                 CONSOLIDATED
                                                            TRUST          LLOYD   ADJUSTMENTS      PRO FORMA
                                                            -----         -------  -----------      ---------
                                                             (A)          (B)
Revenues:
     Minimum rents.....................................   $107,895        $12,808                   $120,703
     Percentage rents..................................      3,499          1,740                      5,239
     Tenant recoveries.................................     24,186          6,820                     31,006
     Other.............................................      4,558          1,889                      6,447
                                                          --------        -------                   --------
       Total revenues..................................    140,138         23,257                    163,395
                                                          --------        -------                   --------
Operating expenses:
     Real estate taxes.................................     10,868          2,262                     13,130
    Recoverable operating expenses.....................     15,515          5,498                     21,013
                                                          --------        -------                   --------
                                                            26,383          7,760                     34,143
    Other operating expenses...........................      3,165          1,308                      4,473
                                                          --------        -------                   --------
       Total operating expenses........................     29,548          9,068                     38,616
                                                          --------        -------                   --------

Depreciation and amortization..........................     27,869                    $  3,470 (C)    31,339
General and administrative.............................      8,286                                     8,286
Gain on sale of property...............................        155                                       155
Interest income........................................      1,032                                     1,032
Interest expense.......................................     42,146                      12,532 (D)    54,678
Equity in income (loss) of unconsolidated entities.....       (661)                                     (661)
Minority interest in operating partnership.............      3,022                        (180)(E)     2,842
                                                          --------        -------     --------      --------
       Net income......................................     29,793         14,189      (15,822)       28,160
Preferred stock dividends..............................      4,705                                     4,705
                                                          --------        -------     --------      --------
       Net income available to common shareholders.....   $ 25,088        $14,189     $(15,822)     $ 23,455
                                                          ========        =======     ========      ========

Earnings per share diluted.............................   $   1.12                                  $   1.05 (F)
                                                          ========                                  ========

              The accompanying notes are an integral part of these
                  pro forma consolidated financial statements.

                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                 THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                   (UNAUDITED)

1.       BASIS OF PRESENTATION

         The accompanying unaudited pro forma consolidated balance sheet is presented as if the acquisition of Lloyd occurred as of June 30, 1998.

         The accompanying unaudited pro forma consolidated statements of operations are presented as if the acquisition of Lloyd had been made as of January 1, 1997.

         These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Glimcher Realty Trust (the "Company"), and Lloyd. In management's opinion, all adjustments necessary to reflect the effects of the acquisition of Lloyd have been made.

         The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position would have been as of June 30, 1998, or what the actual results of operations of the Company would have been assuming the acquisition of Lloyd had been completed as of January 1, 1997, nor do they purport to represent the results for future periods.

2.       ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET

(A)      Reflects the balance sheet of the Company as of June 30, 1998.

(B) Reflects the allocation of the purchase price of $168,349 to land, buildings, improvements and equipment and certain accrued expenses.

(C) Reflects the placement of a new mortgage note payable of $130,000, a bridge loan of $10,000 the net increase in the Company's credit facility and related financing costs associated with the acquisition of Lloyd.

                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                 THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                   (UNAUDITED)


3.       ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

         (A) Reflects the operations of the Company for the pro forma periods indicated.

         (B) Reflects revenues and certain expenses of Lloyd for the pro forma periods.

         (C) Reflects depreciation and amortization relative to the purchase of Lloyd.

         (D) Reflects the increase in interest expense based upon the weighted average interest rates for the periods presented, as follows:

                                                         SIX MONTHS
                                                            ENDED              YEAR ENDED
                                                        JUNE 30, 1998      DECEMBER 31, 1997
                                                        -------------      -----------------
           Interest on mortgage note payable - Lloyd...    $4,508               $ 9,015
           Interest on bridge loan.....................       562                 1,124
           Interest on the Company's credit facility...     1,181                 2,393
                                                           ------               -------
                                                           $6,251               $12,532
                                                           ======               =======

         (E) Reflects the adjustment in minority interest in operating partnership as a result of the pro forma adjustments to net income.

         (F) Pro forma earnings per diluted share is based upon 26,741,808 and 24,995,415 shares as of June 30, 1998 and December 31, 1997, respectively.

                              GLIMCHER REALTY TRUST
                                INDEX TO EXHIBITS


EXHIBITS
--------

10.1 Promissory note dated as of September 15, 1998 issued by Glimcher Lloyd Venture, LLC, in the amount of one hundred thirty million dollars
($130,000,000).

10.2 Fee And Leasehold Deed Of Trust, Security Agreement, Assignment Of Leases And Rents And Fixture Filing by Glimcher Lloyd Venture, LLC, to Chicago Title Insurance Company of Oregon, as Trustee, and Archon Financial, L.P., as Beneficiary, dated as of September 15, 1998.

23.      Consent of Independent Accountants